                                                                  EXHIBIT 99.326



                            MASTER SERVICES AGREEMENT

Perot Systems Corporation ("Perot Systems") and California Power Exchange Corporation, a California nonprofit public benefit corporation ("Client") and Debtor-in-Possession in case number LA-01-16577-ES, pending in the United
States Bankruptcy Court for the Central District of California, Los Angeles Division enter into this Master Services Agreement ("Agreement") as of March 10, 2001 (the "Effective Date"). Perot Systems shall perform the services, provide the resources, and acquire and provide to Client the third party software, equipment and services, all as described in task orders to be executed by the parties from time to time ("Task Orders") on the terms and conditions set forth in such Task Order and this Agreement. Each Task Order shall be generally in the form of the Exhibit attached hereto. Upon execution of a Task Order, it shall be subject to and part of this Agreement.

1. PROJECT MANAGERS. Each party shall designate one of its employees to be its Project Manager under each Task Order, who shall act for that party on all matters under the Task Order. Each party shall notify the other in writing of any replacement of a Project Manager. The Project Managers for each Task Order shall meet as often as either one requests to review the status of the Task Order.

2. CHARGES; TIME AND METHOD OF PAYMENT.

         (a) Client will pay Perot Systems in advance for all services, resources and third party software, equipment and services provided under each Task Order on a time and materials basis at Perot Systems' then-current commercial rates.

         (b) Perot Systems shall invoice Client twice a month and at least five business days (to the extent practicable) before the beginning of each "Service Period" ("Service Period" is defined as either the first half or second half of a calendar month) for an amount equal to (i) all service fees and other charges associated with the services, resources and third party software, equipment and services to be provided in connection with each Task Order during that Service Period, plus (ii) any adjustments to the service fees and other charges associated with the services, resources and third party software, equipment and services to provided in connection with each Task Order since the previous invoice, including but not limited to out-of pocket expenses.

         (c) Client shall pay to Perot Systems the amount set forth in each invoice on or before the first day of the Service Period in which the services, resources and third party software, equipment and services will be provided. Late payments shall accrue interest from the due date at the lesser of (i) one and a half percent per month or (ii) the maximum rate allowed by law. Client shall deliver a check to Perot Systems' Project Manager at Client's offices in Pasadena on the due date and Perot Systems shall not charge Client for an overnight courier.

3. OUT-OF-POCKET EXPENSES. Client shall pay or reimburse Perot Systems for its reasonable out-of-pocket travel and travel related expenses incurred in connection with each Task Order, provided that travel outside of the greater Los Angeles area has been approved in advance by Client. Unless otherwise agreed, any expenses shall be reimbursed according to CalPX Expense and Reimbursement Policy in effect on the Effective Date.

4. TAXES. There shall be added to any charges payable by Client under this Agreement, and Client shall pay or reimburse to Perot Systems, amounts equal to any taxes, however designated or levied based upon such charges, the services, resources and third party software, equipment and services provided in connection with each Task Order or this Agreement, including state and local taxes, and any taxes or amounts in lieu thereof paid or payable by Perot Systems in respect of the foregoing, excluding franchise taxes and taxes based on the net income of Perot Systems. Each party shall cooperate with the other in minimizing any applicable tax and, in connection therewith, Client shall provide Perot Systems any resale certificates, information regarding out-of state use of materials, services or sales, or other exemption certificates or information reasonably requested by Perot Systems.

5. COST OF LIVING ADJUSTMENT. The rates and charges stated in each Task Order with a term longer than one year will be increased (unless such rates and charges are periodically adjusted to reflect Perot Systems' then-current commercial rates and charges), effective as of each anniversary of that Task Order's effective date by the percentage that the Private Industry, Wages and Salaries, 12-Month Percent Change, Not Seasonally Adjusted, index ("ECI") for the United States as published by the Bureau of Labor Statistics of the Department of Labor, for such anniversary exceeds the ECI for the previous such anniversary. If the Bureau of Labor Statistics stops publishing this index or substantially changes the content or format thereof, the parties will substitute another mutually acceptable price index.

6. TERMINATION. This Agreement or any Task Orders may be terminated as follows:

         (a) If Client defaults in the payment of any amount due under any Task Order and does not cure the default within one business day after receiving written notice of such default, then Perot Systems may terminate the Task Order or this Agreement (and thereby all Task Orders) by providing written notice of termination to Client;

         (b) If either party materially defaults in the performance of any term of a Task Order or this Agreement with respect to a specific Task Order (other than by nonpayment) and does not substantially cure such default within 30 days after receiving written notice of such default, then the non-defaulting party may terminate the Task Order by providing ten days prior written notice of termination to the defaulting party; or

         (c) Either party may terminate this Agreement by providing the other party with at least 30 days prior written notice of termination if there are no outstanding Task Orders.

         All Task Orders shall terminate immediately upon termination of the Agreement.

7. CONFIDENTIALITY.

         (a) Confidential Information. Each receiving party shall use at least the same degree of care, but no less than a reasonable degree of care, to avoid unauthorized disclosure or use of each disclosing party's Confidential Information, including any third party Confidential Information disclosed by the disclosing party, as it employs with respect to its own Confidential Information of similar importance. Each receiving party may disclose Confidential Information only to the other party to this Agreement and its own officers, directors, and employees and to its consultants, subcontractors and advisors who reasonably need to know it. Each receiving party shall be responsible to the disclosing party for any violation of this Agreement by its officers, directors, employees, consultants, subcontractors or advisors. No receiving party may print or copy, in whole or in part, any documents or other media containing a disclosing party's Confidential Information, other than copies for its officers, directors, employees, consultants or advisors who are working on the matter, without the prior consent of the disclosing party. No receiving party may use a disclosing party's Confidential Information for competing with the disclosing party or for any purpose not in furtherance of this Agreement. The term "CONFIDENTIAL INFORMATION" is defined to mean, with respect to Client and Perot Systems, all information, documents, records and data, in whatever form or medium (including, without limitation, (i) verbal statements summarized in writing within 10 business days, (ii) printed and electronic forms, (iii) handwritten notes or summaries, (iv) portions of any such items) regarding each other party's (a "DISCLOSING PARTY") methodologies, financial affairs, business activities and plans and records identified as confidential in Client's tariff, operating manual and Records Availability Policy communicated by a disclosing party to a receiving party.

         (b) Certain Permitted Disclosures. Each of Perot Systems and Client shall, however, be permitted to disclose relevant aspects of the other party's Confidential Information to its respective officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take reasonable measures to prevent, and shall remain responsible for, the disclosure of Confidential Information of the other party in contravention of the provisions of this Agreement by such officers, agents, subcontractors (except as otherwise specifically provided in this Agreement) and employees.

         (c) Disclosures Required by Law. If a receiving party is requested, as part of an administrative or judicial proceeding, to disclose any of a disclosing party's Confidential Information, the receiving party shall, to the extent permitted by applicable law, promptly notify the disclosing party of such request and cooperate with the disclosing party in seeking a protective order or similar confidential treatment for such Confidential Information. The seeking of protective orders shall be at the expense of the party whose Confidential Information is at issue.

         (d) Exclusions. Confidential Information shall not include information that (1) was known by the receiving party without an obligation of confidentiality prior to its receipt from the disclosing party, (2) is independently developed by the receiving party without reliance on Confidential Information,
                  (3) is or becomes publicly available without a breach of this Agreement by the receiving party, (4) is disclosed to the receiving party by a third person who is not required to maintain its confidentiality, or (5) is required to be disclosed by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving party.

         (e) Obligations upon Termination or Expiration. Promptly after the expiration or termination of this Agreement, each receiving party shall return or, with the consent of the disclosing party, destroy all of the disclosing party's Confidential Information, including any third party Confidential Information in the hands of either party, except for (i) archive and backup copies that are not readily accessible for use, and (ii) business records required by law to be retained by the receiving party.

8. CLIENT OBLIGATIONS. Client will provide timely access to Client personnel, systems and information required for Perot Systems to perform its obligations hereunder. Client shall provide to Perot Systems' employees performing its obligations hereunder at Client's premises, without charge, a reasonable work environment in compliance with all applicable laws and regulations, including office space, furniture, telephone service, and reproduction, computer, facsimile and other necessary equipment, supplies, and services. With respect to all third party hardware or software operated by or on behalf of Client, Client shall, at no expense to Perot Systems, obtain all consents, licenses and sublicenses necessary for Perot Systems to perform under the Task Orders and shall pay any fees or other costs associated with obtaining such consents, licenses and sublicenses. Client shall indemnify, defend, and hold Perot Systems harmless from and against all third party claims and expenses, including reasonable attorneys' fees and expenses, arising by reason of any failure or delay by Client to obtain the consents, licenses or sublicenses necessary for Perot Systems to perform under the Task Orders.

9. WARRANTY/DISCLAIMER OF WARRANTY. Perot Systems warrants that its services shall be performed by qualified personnel in a manner consistent with good practice in the information technology services industry. If Perot Systems breaches this warranty, it shall supply services to correct or replace the work at no charge. THE REMEDY SET FORTH IN THIS SECTION IS CLIENT'S EXCLUSIVE REMEDY FOR BREACH OF WARRANTY. PEROT SYSTEMS DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR F1TNESS FOR A PARTICULAR PURPOSE.

10. THIRD PARTY GOODS. ALL THIRD PARTY SOFTWARE, HARDWARE AND SERVICES PROVIDED BY PEROT SYSTEMS UNDER ANY TASK ORDER IS PROVIDED "AS IS," BUT PEROT SYSTEMS WILL USE REASONABLE COMMERCIAL EFFORTS TO ASSIST CLIENT IN ENFORCING ANY THIRD PARTY WARRANTY.

11. LIMITATION OF LIABILITY UNDER THE AGREEMENT. Perot Systems will have no liability of any sort to Client for claims, actions and causes of action arising out of, under, or in connection with this Agreement, except as such claims, actions and causes of action arise out of a specific Task Order entered into by the parties hereunder.

12. LIMITATION ON DIRECT DAMAGES. With respect to all claims, actions and causes of action arising out of, under or in connection with a Task Order (including claims, actions and causes of action arising out of, under or in connection with this Agreement that arise out of such Task Order), regardless of the form of action, whether in contract or tort (including negligence, strict liability or otherwise) and whether or not such damages are foreseen, Perot Systems' liability will not exceed, in the aggregate, the total amount actually paid to Perot Systems by Client for services provided under such Task Order (excluding amounts paid as reimbursement of expenses or taxes) during the month period in which the first claim, action, or cause of action arose out of, under or in connection with such Task Order.

13. LIMITATION ON TYPE OF DAMAGES. With respect to all claims, actions and causes of action arising out of, under or in connection with this Agreement and all Task Orders (except for Client's obligations to make payments under this Agreement), regardless of the form of action, whether in contract or tort (including negligence, strict liability or otherwise) and whether or not such damages are foreseen, neither party will be liable for, any amounts for indirect, incidental, special, consequential (including without limitation lost profits, lost revenue, or damages for the loss of data) or punitive damages of the other party or any third parties.

14. STATUTE OF LIMITATIONS. Neither party may assert a claim against the other party more than one year after the date that such claim arose.

15. INDEMNIFICATION. Perot Systems and Client shall each indemnify, defend and hold the other harmless from all claims, damages, demands, liabilities, costs and expenses, arising by reason of any claim for personal injury of any agent, employee, customer or business visitor of the indemnitor or damage to tangible property (other than data or information) owned or leased by the indemnitor, without regard to which party caused such injury or damage; provided, however, that indemnitee gives indemnitor: (a) prompt written notice of any such claims; failure or delay to so notify indemnitor shall not relieve indemnitor from any liability hereunder so long as the failure or delay shall not have prejudiced the defense of such claim; (b) reasonable assistance in defending the claim; and
(c) sole authority to defend or settle such claim. The parties agree that Perot Systems will not assume and should not be exposed to the business and operational risks associated with Client's business. Therefore, Client shall indemnify, defend and hold Perot Systems harmless from and against all third party claims and expenses, including reasonable attorneys' fees and expenses, arising by reason of the use by Client of the services, materials and resources provided by Perot Systems hereunder.

16. WAIVER. No change, waiver, or discharge hereof shall be valid unless in writing and signed by the party against which it is sought to be enforced. No delay or omission by either party in exercising any right hereunder shall be construed as a waiver. A waiver by either of the parties of any provision or breach shall not be a waiver of any other provision or breach.

17. RELATIONSHIP OF PARTIES. Perot Systems is acting only as an independent contractor and does not undertake, by this Agreement, any Task Order or otherwise, to perform any obligation of Client, whether regulatory or contractual, or to assume any responsibility for Client's business or operations. Neither party shall act or represent itself, directly or by implication, as an agent of the other, except as expressly authorized in a Task Order. Perot Systems has the sole right to supervise and manage its employees and resources hereunder and to perform or cause the performance of all services under this Agreement or any Task Order.

18. FORCE MAJEURE. Neither party shall be liable for any failure or delay in its performance (other than non-payment) due to circumstances beyond its reasonable control, provided that it notifies the other party as soon as practicable and uses reasonable commercial efforts to resume performance.

19. SEVERABILITY. If any provision of this Agreement or any Task Order is declared or found to be illegal, unenforceable or void, then the parties will be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement and any Task Order will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objective. If such illegal, unenforceable or void provision does not relate to the payments to be made to Perot Systems hereunder and if the remainder of this Agreement or any Task Order will not be affected by such declaration or finding and is capable of substantial performance, then each provision not so affected will be enforced to the extent permitted by law.

20. PEROT SYSTEMS KNOW-HOW. Client acknowledges that, prior to the Effective Date, Perot Systems has acquired, conceived, developed or licensed, and after the Effective Date will continue to acquire, conceive, develop or license, certain architectures, concepts, industry knowledge, techniques, templates, and works of authorship which embody copyrights, inventions, trade secrets and other intellectual property relating to the type of services to be performed for Client (collectively, the "Know-How"). Client desires Perot Systems to apply its Know-How in connection with the services hereunder, and acknowledges that performance of the Services will enhance and expand the Know-How. Subject to the confidentiality provisions of this Agreement, nothing in this Agreement or any Task Order will impair Perot Systems' right to use its Know-How or to acquire, license, market, distribute, develop for itself or others or have others develop for Perot Systems similar technology performing the same or similar functions as the technology and services contemplated by this Agreement or any Task Order.

21. SURVIVAL. Any sections of this Agreement that by their nature reasonably should survive any termination or expiration of this Agreement, shall survive any termination or expiration of this Agreement.

22. ATTORNEYS' FEES. If either party sues the other in connection with this Agreement, the prevailing party shall recover its reasonable attorneys' fees and costs.


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






23. GOVERNING LAW. The laws of California shall govern this Agreement without giving effect to any rules of conflicts of law. Both parties waive their right to a jury trial as to any or all of the issues arising out of or related to this Agreement.

24. MEDIA RELEASES. Neither party shall identify the other party in any media releases, public disclosures or marketing material without the prior consent of the other party, except for (i) any announcement intended solely for a party's internal distribution, (ii) any listing of the other party as a client or vendor of the other in confidential proposals, and (iii) any disclosure required by law.

25. ASSIGNMENT. Neither party may or can assign any of its rights and obligations under this Agreement or any Task Order without the prior written consent of the other, which consent will not be unreasonably withheld. Perot Systems may use subcontractors to perform work under this Agreement or any Task Order provided that any subcontract shall contain confidentiality provisions substantially similar to those herein.

26. NOTICES. Any notice under this Agreement shall be deemed delivered when delivered in person, the day after being sent by Federal Express or comparable overnight courier, or five days after being mailed by registered or certified U.S. mail, return receipt requested, to the person designated at the address set forth below. Either party may change its address by written notice to the other party.

         If to Perot Systems:                     With a copy to:

         Perot Systems Corporation                Perot Systems Corporation
         Attn: President                          Attn: General Counsel
         12404 Park Central Drive                 12404 Park Central Drive
         Dallas, Texas 75251                      Dallas, Texas 75251

         if to Client:

         California Power Exchange Corporation    California Power Exchange Corporation
         Attn: Chief Financial Officer            Attn: Managing Attorney
         200 Los Robles Avenue, Suite 400         200 Los Robles Avenue, Suite 400
         Pasadena, California 91101-2482          Pasadena, California 91101-2482

                                                  Joseph A. Eisenberg
                                                  Jeffer, Mangels, Butler and Marmaro, LLP
                                                  2121 Avenue of the Stars, 10th Floor
                                                  Los Angeles, California 90067-5010

27. ENTIRE AGREEMENT. This Agreement and the Task Orders issued hereunder constitute the final, entire, and exclusive agreement between the parties with respect to the subject matter hereof and may be amended or modified only in writing. In case of any inconsistency between this Agreement and a Task Order, the Task Order shall prevail with respect to interpretation of that Task Order, except that no Task Order may survive termination of this Agreement.

28. EFFECTIVENESS. This Agreement shall become effective upon the entry of final and nonappealable order by the United States Bankruptcy Court:

         (a) Approving Client's execution and performance of this Agreement,

         (b) Providing that all payments hereunder due Perot Systems shall have administrative expense priority under 11 U.S.C. Section 503(b),

         (c) Rejecting that certain Information Technology Services Agreement between Perot Systems and Client dated February 28, 2000, and setting a bar date for the filing of claims created thereby, and

         (d) Releasing Perot Systems from any and all causes of action Client may have under 11 U.S.C. Section 550.


AGREED BY CLIENT:                       AGREED BY PEROT SYSTEMS:

CALIFORNIA POWER EXCHANGE               PEROT SYSTEMS CORPORATION
        CORPORATION,
        as Debtor-in Possession


By: /s/ GEORGE SIADOJE                  By: /s/ KENNETH Z. SCOTT
   ----------------------------------      ----------------------------------

Name: George Siadoje                    Name: KENNETH Z. SCOTT
     --------------------------------        --------------------------------

Date: 3/29/01                           Date:
     --------------------------------        --------------------------------

                    EXHIBIT TO THE MASTER SERVICES AGREEMENT
                               FORM OF TASK ORDER

                               TASK ORDER NO. 001

Perot Systems Corporation ("Perot Systems") and California Power Exchange Corporation ("Client") hereby enter into this Task Order No. 001 under the Master Services Agreement between such parties, effective as of March 10, 2001 (the "Agreement"), on the following terms. Except as otherwise defined herein, all capitalized terms used herein shall have the same meaning as in the Agreement.

1. TERM. This Task Order will commence on March 10, 2001 (the "Task Order Effective Date") and will continue until May 31, 2001, unless earlier terminated in accordance with the Agreement. Subject to agreement on rates and services, this Task Order may be extended upon mutual written agreement of the parties.

2. PEROT SYSTEMS OBLIGATIONS. Perot Systems will provide the resources described in Schedule A on a time and materials basis. These resources will, to the extent possible with the resources provided during the term of this Task Order, perform tasks and complete deliverables specified by the Project Managers.

3.       PROJECT MANAGERS.

         Client Project Manager:           Dan Yee

         Perot Systems Project Manager:    Dariush Shirmohammadi (until 3/20/2001)
                                           Alan Rodgers (starting 3/21/2001)

4. CLIENT RESPONSIBILITIES. In addition to its obligations in the Agreement, Client will provide or perform the following to allow Perot Systems to perform its obligations hereunder:

         (a) Cooperation. Client shall keep Perot Systems informed, as reasonably appropriate, about those aspects of Client's business that could reasonably have a material effect on the demand for, or provision of, the services to be provided under this Task Order. Client shall cooperate with Perot Systems to ensure that Client does not unreasonably delay processes and procedures dependent upon information from or action by Client.

         (b)      Access to Software.

                 (i) Client Proprietary Software. Client shall provide Perot Systems with access to, and the necessary rights to operate, modify, and enhance, its proprietary software as necessary for Perot Systems to perform its obligations under this Task Order ("CLIENT PROPRIETARY SOFTWARE").



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






                           Client shall pay any access or other fees associated with obtaining such rights to the Client Proprietary Software. Client shall pay all license, maintenance and other fees associated with the Client Proprietary Software.

                  (ii) Client Vendor Software. Client shall provide Perot Systems with access to, and the necessary rights to operate and, where necessary to perform the Services to modify and to enhance, all third party software necessary for Perot Systems to perform its obligations under this Task Order ("CLIENT VENDOR SOFTWARE") and shall pay any access or other fees associated with obtaining such rights. Client shall pay all license, maintenance and other fees associated with the Client Vendor Software. Except as contemplated by this Section (b)(ii), Perot Systems' access to, and other rights in respect of, Client Vendor software shall be subject to the terms of the applicable software license agreement between Client and the applicable vendors. If Client is unable to obtain the rights described in this paragraph (ii),
                           (A) Perot Systems shall be relieved of any obligations under this Task Order that cannot be performed in the absence of such rights without violating a third person's intellectual property or other rights, and (B) Client and Perot Systems shall work together in good faith to find an alternative way for Client to obtain any services that Perot Systems cannot perform in a manner that is reasonably satisfactory to both parties.

         (c) Access to Client Facilities. Client shall provide Perot Systems access to its facilities and shall provide to all Perot Systems employees and contractors performing services at such facilities ("PSC PERSONNEL"), without charge, such office furnishings, janitorial service, telephone service, utilities (including air conditioning) and office-related equipment (including but not limited to personal computers and related software, peripherals and supplies and facsimile machines), supplies, and duplicating services as Perot Systems may reasonably require in connection with the activities contemplated hereunder. Client shall procure and purchase at its sole cost and expense all hardware and software reasonably required by Perot Systems to provide services under this Task Order. Client shall provide such access 24 hours a day, seven days a week. Perot Systems shall obey all generally applicable rules and procedures at any Client facility of which Client has notified Perot Systems. Client agrees that such Client facilities shall comply with all applicable laws and regulations. PSC Personnel shall receive similar technologies to those currently in use or contemplated at Client.

         (d) Access to Technology. Client shall provide Perot Systems with access to all hardware, equipment, and technology related items and services reasonably necessary for Perot Systems to perform its obligations under this Task Order (the "CLIENT TECHNOLOGY"). Client shall pay all costs and expenses, including without limitation, maintenance costs, associated with the Client Technology.

         (e) To the extent, and only to the extent, Client's insurance or tariff covers Client's obligations under this Section (e), Client shall indemnify, defend and hold Perot Systems harmless from any and all claims, damages, demands, liabilities, costs and expenses, including reasonable attorneys' fees and expenses resulting from, arising out of or relating to any third party claims by Client's participants and vendors relating to any duties or obligations of Client to such third parties.

5. PAYMENTS AND INVOICES. Perot Systems will provide and Client will pay for the resources provided herein on a time and materials basis at the rates set forth in Schedule A. Client may request to reduce resources below the numbers indicated in Schedule A provided that Client provide Perot Systems at least one month written notice of its request. Such rates (i) are subject to adjustment in accordance with the terms of the Agreement and (ii) do not include taxes or out-of-pocket expenses which will be invoiced and payable in accordance with the provisions of the Agreement. If Client requests, and Perot Systems agrees to provide, additional resources from Perot Systems to provide services under this Task Order, Client will pay the rates set forth in Schedule B for such resources on a time and materials basis. Perot Systems will deliver, and Client will pay, invoices for services to provided under this Task Order weekly in advance.

AGREED:

CALIFORNIA POWER EXCHANGE               PEROT SYSTEMS CORPORATION
        CORPORATION,
        as Debtor-in Possession


By: /s/ GEORGE SLADOJE                  By: /s/ KENNETH Z. SCOTT
   ----------------------------------      ----------------------------------

Name: George Sladoje                    Name: KENNETH Z. SCOTT
     --------------------------------        --------------------------------

Date: 3/29/01                           Date:
     --------------------------------        --------------------------------

                                   SCHEDULE A
                              RESOURCES AND RATES


                                  MONTHLY RATE       OVERTIME RATE      3/10-3/20       3/21-3/31        4/1-4/30       5/1-5/31
     SERVICE AREA                  PER FTE (1)        PER HOUR (2)       2001 (3)       2001 (3)         2001 (3)       2001 (3)
ACCOUNT MGMT
Project Manager                    $ 34,000.00           $300.          0.35 FTEs       0.35 FTEs       One FTE          One FTE
Wind-down Mgr                      $ 34,000.00           $300.          0.35 FTEs       None            None             None
Admin. Support                     $ 10,000.00           $150.          0.35 FTEs       0.35 FTEs       One FTE          One FTE
OPERATIONS
Operations Mgr                     $ 34,000.00           $250.          0.35 FTEs       0.35 FTEs       One FTE          One FTE
Unix Operations                    $ 29,000.00           $250.          1.05 FTEs       0.70 FTEs       Two FTEs         One FTE
Windows NT Operations              $ 29,000.00           $250.          1.05 FTEs       0.7 FTEs        Two FTEs         Two FTEs
Database Administrator             $ 29,000.00           $250.          1.4 FTEs        0.7 FTEs        Two FTEs         One FTE
Wind down                          $ 29,000.00           $250.          1.93 FTEs       1.93 FTEs       Three FTEs       Two FTEs
Help Desk                          $ 15,000.00           n/a            1.65 FTEs       0.45 FTEs       One FTE          None
APPLICATIONS MAINTENANCE
Applications Mgr                   $ 34,000.00           $300.          0.7 FTEs        0.7 FTEs        One FTE          None
Compliance                         $ 29,000.00           $250.          1.75 FTEs       1.75 FTEs       2.53 FTEs        One FTE
Finance                            $ 29,000.00           $250.          0.7 FTEs        0.7 FTEs        Two FTEs         0.77 FTEs
Settlements                        $ 29,000.00           $250.          1.21 FTEs       1.21 FTEs       1.98 FTEs        None
Corporate Website                  $ 29,000.00           $250.          0.7 FTEs        0.35 FTEs       0.70 FTEs        None
Wind down                          $ 29,000.00           $250.          1.05 FTEs       1.4 FTEs        Four FTEs        Two FTEs
APPLICATIONS DEVELOPMENT
SOFT CAP DEVELOPMENT               $ 31,000.00           $300.          1.75 FTEs       1.4 FTEs        1.5 FTEs         1.5 FTEs

(1) For purposes of this Task Order, the term "FTE" means the level of effort provided by a typical employee during a calendar month comprised of 40-hour work-weeks, after allowances are made for scheduled and unscheduled absences resulting from illness, vacation, training and personal issues.

(2) Overtime rates will be charged for all time worked outside the normal service hours set forth below. A minimum charge of two hours will be billed.

(3) Unless otherwise agreed, services will be provided during the "normal service hours" of 9:00 a.m. to 6:00 p.m., Pacific time, Monday through Friday (except Client holidays), except that Help Desk services will be provided 24 hours per day, seven days per week until March 20, 2001.


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


SCHEDULE B
PEROT SYSTEMS CORPORATION

COMMERCIAL RATES (EFFECTIVE 7/00)



CONSULTING                                          DAILY                    MONTHLY
Analyst                                           $    1,950               $   41,760
Specialist/Manager 1                              $    2,160               $   46,980
Specialist/Manager 2                              $    2,640               $   57,420
Sr Specialist/Sr Manager                          $    2,880               $   62,640
Advisor                                           $    3,120               $   67,860
Director                                          $    3,600               $   78,300
Principal/Sr Advisor/Group Director               $    6,000               $  130,500


OTHER                                               DAILY                    MONTHLY

ONE MONTH
Jr Specialist/Analyst                             $    1,300               $   28,200
Specialist/Manager                                $    1,800               $   39,000
Sr. Specialist/Sr Manager                         $    2,000               $   43,400
Lead Specialist/Project Manager                   $    2,400               $   52,000
Client Manager                                    $    2,900               $   62,900
Advisor/Director                                  $    3,000               $   65,000
Sr. Advisor/Group Director                        $    3,800               $   82,400


Terms

- All rates are for services only. Travel and other expenses are not included.

- Rates apply only to North America Operations.

- Rates are based on North America averages and do not account for geographic market differences or specialized technical expertise.

- Rates are subject to ECI.



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